[LETTERHEAD OF PTWO]

August 13, 2002

Mr. George Wimbish, President
Mobile Area Networks, Inc.
1275 Lake Heathrow Lane, Suite 115
Heathrow, Florida 32746

Dear Mr. Wimbish:

This is to confirm that the client-auditor relationship between Mobile Area Networks, Inc. (Commission File Number 333-18439) and Parks, Tschopp, Whitcomb & Orr, P.A. has ceased. We have read and agree with the revised disclosures in Item 4 of the Company’s recently filed Form 8-K/A.

Sincerely,

/s/ PARKS, TSCHOPP, WHITCOMB & ORR, P.A.
Parks, Tschopp, Whitcomb & Orr, P.A.

cc:    Office of the Chief Accountant
         SECPS Letter File
         Securities and Exchange Commission
         Mail Stop 9-5
         450 Fifth Street, N.W.
         Washington, D.C. 20549